OSI ETF Trust

O’Shares U.S. Quality Dividend ETF (OUSA)

O’Shares U.S. Small-Cap Quality Dividend ETF (OUSM)

O’Shares Global Internet Giants ETF (OGIG)

O’Shares Europe Quality Dividend ETF (OEUR)

(collectively, the “Funds”)

Supplement dated January 4, 2022

To the Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2021

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Funds listed above.

The following supplements the information about the Funds’ investment adviser, O’Shares Investment Advisers, LLC (“O’Shares”), included in the Prospectus.

On January 4, 2022, O’Shares announced that it has agreed to a strategic transaction with ALPS Advisors, Inc (“ALPS”), a subsidiary of SS&C Technologies, Inc. (the “Transaction”). The Transaction is subject to certain regulatory approvals, as well as other conditions to closing. In connection with this announcement, the Funds will be reorganized into newly created ETFs formed by ALPS, subject to the approval of the Boards of Trustees of OSI ETF Trust and ALPS ETF Trust and of the Funds’ shareholders at a shareholders’ meeting to be announced.

In connection with the Transaction, O’Shares and ALPS will file with the SEC and furnish to shareholders of the Funds a proxy statement/prospectus and other relevant documents. Shareholders are urged to read the proxy statement/prospectus when it becomes available because it will contain important information about the proposed transaction.

Please keep this Supplement for future reference.